SMITH BARNEY MUNICIPAL

MONEY MARKET FUND, INC.

SUPPLEMENT DATED SEPTEMBER 29, 2005

TO THE PROSPECTUS,

DATED JULY 29, 2005 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Directors of Smith Barney Municipal Money Market Fund, Inc. (the “Company”) has approved an amendment to the Investment Management Agreement between the Company, on behalf of Smith Barney Municipal Money Market Fund, Inc. (the “Fund”), a series of the Company, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be reduced from 0.475% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Current Investment Management Fee Rate	New Investment Management Fee Rate

First $1 billion	0.475%	0.450%
Next $1 billion	0.450%	0.425%
Next $3 billion	0.425%	0.400%
Next $5 billion	0.400%	0.375%
Over $10 billion	0.375%	0.350%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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